Share-based payments - Class B complex vesting (Fair Value at Grant Date) (Details) - Class B complex vesting (performance-based awards)	Jan. 01, 2019 USD ($) item
Disclosure of terms and conditions of share-based payment arrangement [line items]
Equity value	$ 132
Expected volatility	41.00%
Dividend yield	6.80%
Proxy net income indicator	0.0412%
Discount for Lack of Marketability	8.40%
Total FV for 1,300 complex options	$ 1,157.20
Number of complex options | item	1,300